Rule 497(e)
					Registration Nos. 2-51301
	 							   811-2490



	SMITH BARNEY MONEY FUNDS, INC.
	Cash Portfolio
	Government Portfolio
	Retirement Portfolio

	Supplement dated February 7, 1996 to
	Statement of Additional Information dated April 28, 1995


The following information supplements the information set forth in the Statement of Additional Information:

Shareholders who open an account with Smith Barney, in addition to a regular brokerage account, may also open a Smith Barney FMA Plus account. The Smith Barney FMA Plus account is a full service investment account that offers, among other things: a daily sweep into any one of the Smith Barney money market funds, a free IRA, free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year and online computer access to account information.







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